UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2015 Named Executive Officer Compensation

On October 14, 2014, the Leadership Development and Compensation Committee of the Board of Directors of Family Dollar Stores, Inc. (the “Company”) approved fiscal year 2015 annual compensation packages for the Company’s principal executive officer (“PEO”), principal financial officer (“PFO”) and the three most highly compensated executive officers other than the PEO and PFO who were serving as executive officers of the Company at the end of the Company’s fiscal year ended August 30, 2014 (collectively, “named executive officers”), as follows:

Name	Base Salary (1)	Target Cash Bonus Award (% of base compensation) (2)	Long-Term Incentives (3)
Howard R. Levine, Chairman of the Board and Chief Executive Officer (PEO)	$1,185,000	120%	$3,800,000

Mary A. Winston, Executive Vice President – Chief Financial Officer (PFO)	$520,000	55%	$500,000

Barry W. Sullivan, Executive Vice President – Store Operations	$455,000	55%	$400,000

James C. Snyder, Senior Vice President, General Counsel and Secretary	$435,000	40%	$240,000

Jason Reiser, Executive Vice President – Chief Merchandising Officer	$420,000	55%	$400,000

(1)	Increases to base salaries effective October 26, 2014.
(2)	Pursuant to the Company’s 2006 Incentive Plan.
(3)	Pursuant to the Company’s 2006 Incentive Plan. Represents a dollar value for an award of equity consisting of Restricted Stock Units (“RSUs”) which vest on the third anniversary of grant and stock options with a ten-year term which vest 40%, 30% and 30% on each of the second, third and fourth anniversaries of grant, in each case subject to employment conditions. These awards were granted on October 14, 2014 in accordance with the Company’s equity award policy. Such dollar value was divided equally between stock options and RSUs at the time of grant based upon fair values determined in accordance with FASB ASC Topic 718.

The foregoing does not constitute a complete summary of the compensation terms of the named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer: (i) Family Dollar Stores, Inc. 2006 Incentive Plan (filed as Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010); (ii) Family Dollar Stores, Inc. 2006 Incentive Plan Restricted Stock Unit Grant Program (filed as Exhibit 10.1 to the this Form 8-K); (iii) Family Dollar Stores, Inc. 2006 Incentive Plan Fiscal 2015 Non-Qualified Stock Option Grant Program and Non-Qualified Stock Option Award Certificate (filed as Exhibit 10.2 to this Form 8-K); and (iv) the Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (filed as Exhibit 10.2 to the Company’s Form 10-Q filed with the SEC on June 29, 2012).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1 – Family Dollar Stores, Inc. 2006 Incentive Plan Restricted Stock Unit Grant Program

10.2 – Family Dollar Stores, Inc. 2006 Incentive Plan Fiscal 2015 Non-Qualified Stock Option Grant Program and Non-Qualified Stock Option Award Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: October 16, 2014	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President-General Counsel and
Secretary